FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (herein called this "Amendment") made as of the 30th day of December, 2004 by and between Comerica Bank ("Bank") and Citadel Security Software, Inc., a Delaware corporation ("Borrower").

RECITALS

1.  Borrower and Bank have entered into that certain Loan and Security Agreement dated as of April 15, 2004 (as from time to time amended, modified or supplemented, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Bank made loans to Borrower as therein provided.

2.  Borrower and Bank desire to amend the Original Agreement to terminate the Revolving Facility, add a new equipment line, and for the other purposes set forth herein.

3.  In consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans that may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Definitions and References

§ 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

"Amendment" means this First Amendment to Loan and Security Agreement.

"Loan and Security Agreement" means the Original Agreement as amended hereby.

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ARTICLE II

Amendment to Original Agreement

§ 2.1. Definitions.

(a)  The definitions of “Borrowing Base,” “Committed Revolving Line,” “Letter of Credit Sublimit”, and “Revolving Maturity Date” in Exhibit A to the Original Agreement are hereby deleted in their entirety.

(b)  The following definitions of “Tranche C Availability End Date,” “Tranche C Equipment Line,” and “Tranche C Maturity Date” are hereby added to Exhibit A to the Original Agreement in the correct alphabetical order:

"Tranche C Availability End Date” means the earlier to occur of (i) March 30, 2005, or (ii) the date on which the aggregate amount of Tranche C Equipment Advances equals the Tranche C Equipment Line.

“Tranche C Equipment Line” means a Credit Extension up to $750,000.

“Tranche C Maturity Date” means the 15th day of the thirty-third month following the Tranche C Availability End Date.

§ 2.2. Revolving Advances.

(a)  Section 2.1(b) of the Original Agreement is hereby amended in its entirety to read as follows:

(b) Intentionally Omitted.

(b)  The following Section 2.1(d) is hereby added to the Original Agreement:

(d)  Tranche C Equipment Advances.

(i)  Subject to and upon the terms and conditions of this Agreement, Bank agrees to make advances (each a "Tranche C Equipment Advance" and, collectively, the "Tranche C Equipment Advances") to Borrower. Borrower may request Tranche C Equipment Advances at any time from December 30, 2004, through the Tranche C Availability End Date. The aggregate outstanding amount of Tranche C Equipment Advances shall not exceed the Tranche C Equipment Line. Each Tranche C Equipment Advance shall not exceed 100% of the invoice amount of equipment and software approved by Bank from time to time. Each Tranche C Equipment Advance may include up to 10% of the aggregate invoice amount for taxes, shipping, warranty charges, freight discounts and installation expense relating to the applicable equipment. Borrower shall have purchased the equipment and software financed by any Tranche C Equipment Advance within 90 days of such Tranche C Equipment Advance.

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(ii)  Interest shall accrue from the date of each Tranche C Equipment Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Tranche C Equipment Advances that are outstanding on the Tranche C Availability End Date shall be payable in 33 equal monthly installments of principal, plus all accrued interest, beginning on the fifteenth (15th) day of the first month after the Tranche C Availability End Date, and continuing on the same day of each month thereafter through the Tranche C Maturity Date, at which time all amounts due in connection with Tranche C Equipment Advances made under this Section 2.1(d) shall be immediately due and payable. Tranche C Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Tranche C Equipment Advances without penalty or premium.

(iii)  When Borrower desires to obtain a Tranche C Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time three Business Days before the day on which the Tranche C Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed.

§ 2.3. Overadvances. Section 2.2 of the Original Agreement is hereby amended in its entirety to read as follows:

2.2  Intentionally Omitted.

§ 2.4. Interest Rates.

(a)  The following clause 2.3(a)(iii) is hereby added to the Original Agreement:

  (iii)  Tranche C Equipment Advances. Except as set forth in Section 2.3(b), the Tranche C Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to 1.75% above the Prime Rate.

(b)  The second sentence of Section 2.3(c) is hereby amended in its entirety to read as follows:

Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts.

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§ 2.5. Financial Statements.  Section 6.2(b) of the Original Agreement is hereby amended in its entirety to read as follows:

(b)    Within 30 days after the last day of each month, Borrower shall deliver to Bank aged listings by invoice date of accounts receivable and accounts payable.

§ 2.6. Termination of Revolving Facility. Bank and Borrower hereby agree that the Revolving Facility is hereby terminated, and that Bank has no further commitment to make any Advance to Borrower under the Revolving Facility.

§ 2.7. Waiver. Bank hereby waives any Event of Default caused by Borrower’s failure to comply with the Adjusted Quick Ratio set forth in Section 6.7(a) of the Original Agreement for the period ending October 31, 2004.

ARTICLE III

Conditions of Effectiveness

§ 3.1. Effective Date. This Amendment is effective as of the date first above written if and only if Bank has received, at Bank's office, a duly executed original of this Amendment.

ARTICLE IV

Representations and Warranties

§ 4.1. Representations and Warranties of Borrower. In order to induce Bank to enter into this Amendment, Borrower represents and warrants that:

(a)  The representations and warranties contained in Section 5 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

(b)  Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Loan and Security Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

(c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

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(d) When duly executed and delivered, each of this Amendment and the Loan and Security Agreement will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

ARTICLE V

Miscellaneous

§ 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Loan and Security Agreement in any Loan Document is now a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Loan and Security Agreement or any other Loan Document, or constitute a waiver of any provision of the Loan and Security Agreement or any other Loan Document.

§ 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower in this Amendment survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Credit Extensions, and will survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower under this Amendment or under the Loan and Security Agreement to Bank constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Loan and Security Agreement.

§ 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Loan and Security Agreement pertaining to Loan Documents apply hereto.

§ 5.4. Governing Law. This Amendment is governed by and construed in accordance with the laws of the State of California and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed constitutes one and the same Amendment.

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THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CITADEL SECURITY SOFTWARE, INC.

By: /s/ Steven B. Solomon
Name: Steven B. Solomon
Title: Chief Executive Officer

COMERICA BANK

By: /s/ David Whiting
Name:
Title:

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